SCHEDULE 14A INFORMATION

                   Proxy Statement Pursuant to Section 14(a)
                    of the Securities Exchange Act of 1934


Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ] Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-12


                        MONARCH CASINO & RESORT, INC.
               (Name of Registrant as Specified In Its Charter)

                  (Name of Person(s) Filing Proxy Statement,
                        if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
     (1)  Title of each class of securities to which transaction applies:
          _____________________________________________________
     (2)  Aggregate number of securities to which transaction applies:
          _____________________________________________________
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
          _____________________________________________________
     (4)  Proposed maximum aggregate value of transaction:
          _____________________________________________________
     (5)  Total fee paid:
          _____________________________________________________
[ ]  Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1)  Amount Previously Paid:
          _____________________________________________________
     (2)  Form, Schedule or Registration Statement No.:
          _____________________________________________________
     (3)  Filing Party:
          _____________________________________________________
     (4)  Date Filed:
          _____________________________________________________


                        MONARCH CASINO & RESORT, INC.

                  NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                JUNE 6, 2001



To the Stockholders of Monarch Casino & Resort, Inc.:

     The Annual Meeting of Stockholders of Monarch Casino & Resort, Inc. (the "Company") will be held at the Atlantis Casino Resort, 3800 South Virginia Street, Reno, Nevada 89502, on Wednesday, June 6, 2001, at 10:00 a.m. local time, for the following purposes:

     1. To elect Bob Farahi, Ben Farahi, Ronald R. Zideck, and Stephen L. Cavallaro as directors of the Company; and

     2. To transact such other business as may properly come before the meeting.

     Only stockholders of record at the close of business on May 4, 2001 are entitled to notice of and to vote at the annual meeting. The stock transfer books will not be closed.

     Stockholders are cordially invited to attend the annual meeting in person. STOCKHOLDERS DESIRING TO VOTE IN PERSON MUST REGISTER AT THE ANNUAL MEETING WITH THE INSPECTORS OF ELECTION PRIOR TO COMMENCEMENT OF THE ANNUAL MEETING. IF YOU WILL NOT BE ABLE TO ATTEND THE ANNUAL MEETING IN PERSON, YOU ARE REQUESTED TO EXECUTE AND DATE THE ENCLOSED FORM OF PROXY AND TO FORWARD IT TO THE SECRETARY OF THE COMPANY WITHOUT DELAY SO THAT YOUR SHARES MAY BE REGULARLY VOTED AT THE ANNUAL MEETING.

     A copy of the 2000 Annual Report to Stockholders, including financial statements for the year ended December 31, 2000, is enclosed.

                                    By order of the Board of Directors,

                                    /s/Ben Farahi
                                    BEN FARAHI
                                    Secretary


Dated:  April 30, 2001

                        MONARCH CASINO & RESORT, INC.
                               PROXY STATEMENT

                              TABLE OF CONTENTS

                                                                        PAGE
VOTING SECURITIES......................................................   1

SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN OTHER BENEFICIAL OWNERS...   2

ELECTION OF DIRECTORS..................................................   3

  Directors and Nominees...............................................   4
  Certain Officers of Subsidiary.......................................   6
  Committees of the Board..............................................   6
  Board Meetings.......................................................   7
  Compensation of Non-Employee Directors...............................   7

COMPENSATION OF EXECUTIVE OFFICERS.....................................   8

  Summary Compensation Table...........................................   8
  Option Grants in 2000................................................   9
  Aggregated Option Exercises in 2000 and Fiscal Year-End Option Values  10
  Compensation Committee Interlocks and Insider Participation..........  10
  Compensation Committee and Incentive Plan Committee Report on
   Executive Compensation..............................................  10
  Audit Committee Report...............................................  11
  Stock Performance Chart..............................................  12

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS.........................  13

  Indemnification of Directors and Officers............................  13

INDEPENDENT PUBLIC ACCOUNTANTS.........................................  13

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934...  13

VOTING PROCEDURES......................................................  14

2002 ANNUAL MEETING OF STOCKHOLDERS....................................  14

OTHER BUSINESS.........................................................  14

APPENDIX A: Audit Committee Charter.................................... A-1









                                      ii
                        MONARCH CASINO & RESORT, INC.
                         3800 SOUTH VIRGINIA STREET
                             RENO, NEVADA  89509
                                  April 30, 2001
                        _____________________________

                               PROXY STATEMENT

     This Proxy Statement is furnished to the stockholders of Monarch Casino & Resort, Inc. (the "Company") in connection with the annual meeting of stockholders of the Company to be held at the Atlantis Casino Resort, 3800 South Virginia Street, Reno, Nevada 89502, on Wednesday, June 6, 2001, at 10:00 a.m. local time, and any adjournment thereof, for the purposes indicated in the Notice of Annual Meeting of Stockholders.

     THE ACCOMPANYING PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF
THE COMPANY (THE "BOARD OF DIRECTORS"). This Proxy Statement and the accompanying form of proxy are being mailed to stockholders on or about May 11, 2001. Any stockholder giving a proxy has the power to revoke it prospectively by giving written notice to the Company, addressed to Ben Farahi, Secretary, at the Company's principal address at 1175 W. Moana Lane, Suite 200, Reno, Nevada 89509 before the annual meeting, by delivering to the Company a duly executed proxy bearing a later date, by notifying the Company at the annual meeting prior to the commencement of the annual meeting, or by voting in person by ballot at the annual meeting after notifying the inspectors of election of the stockholder's intention to do so prior to the commencement of the annual meeting. The shares represented by the enclosed proxy will be voted if the proxy is properly executed and received by the Company prior to the commencement of the annual meeting, or any adjournment thereof.

     None of the proposals to be voted on at the annual meeting creates a right of appraisal under Nevada law. A vote "FOR" or "AGAINST" any of the proposals set forth herein will only affect the outcome of the proposal.

     The expenses of making the solicitation will consist of the costs of preparing, printing, and mailing the proxies and proxy statements and the charges and expenses of brokerage firms, custodians, nominees or fiduciaries for forwarding such documents to security owners. These are the only contemplated expenses of solicitation, and they will be paid by the Company.

                              VOTING SECURITIES

     The close of business on May 4, 2001 has been fixed by the Board as the record date for determination of stockholders entitled to vote at the annual meeting. The securities entitled to vote at the annual meeting consist of shares of common stock, par value $.01 ("Common Stock"), of the Company, with each share entitling its owner to one vote. Common Stock is the only outstanding class of voting securities authorized by the Company's Articles of Incorporation. The Company's Articles of Incorporation authorize the Company to issue 10,000,000 shares of preferred stock, par value $.01 ("Preferred Stock"). None of the Preferred Stock is issued or outstanding, and the Company has no present plans to issue shares of Preferred Stock.

     The Board is empowered to issue one or more series of Preferred Stock with such rights, preferences, restrictions, and privileges as may be fixed by the Board, without further action by the Company's stockholders. The issuance


                                      1
of the Preferred Stock could adversely affect the rights, including voting rights, of the holders of the Common Stock and could impede an attempted takeover of the Company. The Preferred Stock does not presently possess general voting rights.

     The number of outstanding shares of Common Stock at the close of business on April 30, 2001 was 9,436,275. The number of shares outstanding may change between such date and May 4, 2001 if any currently exercisable options to purchase Common Stock are exercised, if the Company elects to repurchase and cancel any shares in open market or privately negotiated transactions, or if the Company otherwise authorizes the issuance or repurchase of any shares.
The stockholders do not possess the right to cumulate their votes for the election of directors.

                       SECURITY OWNERSHIP OF MANAGEMENT
                     AND CERTAIN OTHER BENEFICIAL OWNERS

     The following is a list of persons who beneficially owned more than 5% of the outstanding Common Stock of the Company and the ownership of all executive officers, directors, director nominees, and executive officers and directors as a group at the close of business on April 30, 2001 according to record ownership listings as of that date, according to the Securities and Exchange Commission Forms 3, 4 and 5 and Schedules 13D and 13G of which the Company has received copies, and according to verifications as of April 9, 2001, which the Company solicited and received from each executive officer and director:


Title of                               Amount and Nature      Percent of
Class       Beneficial Owner        of Beneficial Ownership     Class
                                           <F1>,<F2>
--------    ----------------------  -----------------------   ----------
Common      John Farahi                    2,070,834               21.9%
             1175 W. Moana Lane,
             Suite 200
             Reno, NV 89509

Common      Bob Farahi                     2,070,833               21.9%
             1175 W. Moana Lane,
             Suite 200
             Reno, NV 89509

Common      Ben Farahi                     2,061,833               21.9%
             1175 W. Moana Lane,
             Suite 200
             Reno, NV 89509

Common      Jila Farahi                      887,500                9.4%
             1175 W. Moana Lane,
             Suite 200
             Reno, NV 89509

Common      Craig F. Sullivan                  9,150<F3>            *


                                      2
Common      Ronald R. Zideck                   6,100<F4>            *

Common      Stephen L. Cavallaro                   0<F5>            *

Common      Liberty Wanger Asset             752,700<F6>            8.0%
              Management, L.P.
            WAM Acquisition GP, Inc.
            Liberty Acorn Trust
             227 West Monroe Street
             Suite 3000
             Chicago, IL  60606

Common      All executive officers         6,218,750               66.0%
             and directors as a group
             (5 persons)

*    Less than 1%
<F1> Unless otherwise noted, the persons identified in this table have sole voting and sole investment power with regard to the shares beneficially owned by them.
<F2> Includes shares issuable upon exercise of options which are exercisable within 60 days of April 30, 2001.
<F3> Includes options to purchase 9,150 shares under the 1993 Directors'
     Stock Option Plan (the "Directors' Plan").
<F4> Includes options to purchase 6,100 shares under the Directors' Plan.
<F5> Pursuant to the Directors' Plan, Mr. Cavallaro will be entitled to receive an option grant of 3,050 shares immediately following his election to the Board of Directors at the Annual Meeting of Stockholders.
<F6> Liberty Wanger Asset Management, L.P. ("WAM"), WAM Acquisition GP, Inc.,
     the general partner of WAM ("WAM GP"), and Liberty Acorn Trust ("Acorn") reported on a Schedule 13G dated February 14, 2001 that they have shared voting and dispositive power with respect to all such shares. WAM and WAM GP reported on a Schedule 13G dated February 14, 2001 that they beneficially own 752,700 shares and Acorn beneficially owns 535,000 shares.


                            ELECTION OF DIRECTORS

     The Board has been comprised of five persons, and a sixth member is being added this year. The Bylaws of the Company provide for a board of directors consisting of three to twelve persons who are elected generally for a term of two years. Directors are to serve until their successors are elected and have qualified.

     If the enclosed proxy is duly executed and received in time for the annual meeting and if no contrary specification is made as provided therein, the proxy will be voted in favor of electing the nominees Bob Farahi, Ben Farahi, and Ronald R. Zideck, for terms of office expiring in 2003 and Stephen


                                      3
L. Cavallaro for a term of office expiring in 2002. If any such nominee shall decline or be unable to serve, the proxy will be voted for such person as shall be designated by the Board to replace any such nominee. The Board presently has no knowledge or reason to believe that any of the nominees will refuse or be unable to serve.

     Any vacancies on the Board which occur during the year will be filled, if at all, by the Board through an appointment of an individual to serve only until the next annual meeting of stockholders.

     The Company, through a wholly owned subsidiary, Golden Road Motor Inn, Inc. ("Golden Road"), owns and operates the Atlantis Casino Resort (the "Atlantis") in Reno, Nevada. The Company, each director who has been required by the Nevada Gaming Authorities (as defined below) to be found suitable, each executive officer, and each controlling person have been "found suitable" by the Nevada State Gaming Control Board and Nevada Gaming Commission (collectively, the "Nevada Gaming Authorities"). Future new members of the Board, if any, may be required to be found suitable in the discretion of the Nevada Gaming Authorities. Should any such new director not be found suitable or should any director later be found not to be suitable by the Nevada Gaming Authorities, that person will not be eligible to continue serving on the Board and a majority of the remaining directors may appoint a qualified replacement to serve as a director until the next annual meeting of stockholders.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF THE ELECTION OF MESSRS. BOB FARAHI, BEN FARAHI, RONALD R. ZIDECK, AND STEPHEN L. CAVALLARO TO THE BOARD OF DIRECTORS.

     The following information is furnished with respect to each member of the Board or nominee thereto. Similar information is provided for the Company's executive officers and certain significant employees who are not directors. John Farahi, Bob Farahi, and Ben Farahi are brothers. There are no other family relationships between or among any directors, nominees to the Board, or executive officers of the Company. The statements as to beneficial ownership of Common Stock as to each director or nominee to the Board are based upon information furnished by him.


DIRECTORS AND NOMINEES

                                  Director
Name                     Age       Since       Position
--------------------     ---      --------     -------------------------

John Farahi               53        1993       Co-Chairman of the Board,
 (Term expires in 2002)                        Chief Executive Officer,
                                               Chief Operating Officer,
                                               and Director

Bob Farahi                50        1993       Co-Chairman of the Board,
 (Nominee for term                             President, and Director
  expiring in 2003)





                                      4
Ben Farahi                48        1993       Co-Chairman of the Board,
 (Nominee for term                             Chief Financial Officer,
  expiring in 2003)                            Secretary, Treasurer,
                                               and Director

Craig F. Sullivan         54        1998       Director
 (Term expires in 2002)

Ronald R. Zideck          63        2000       Director
 (Nominee for term
  expiring in 2003)

Stephen L. Cavallaro      43        2001       Director
 (Nominee for term
  expiring in 2002)

     JOHN FARAHI has been Co-Chairman of the Board, Chief Executive Officer, and Chief Operating Officer of the Company since its inception, and of Golden Road since June 1993. From 1973 until June 1993, Mr. Farahi was President,
Director, and General Manager of Golden Road.  Mr. Farahi is a partner in
Farahi Investment Company ("FIC") which is engaged in real estate investment and development. Mr. Farahi holds a political science degree from the California State University, Hayward.

     BOB FARAHI has been Co-Chairman of the Board and President of the Company since its inception, and of Golden Road since 1993. From 1973 until June 1993, Mr. Farahi was Vice President and a Director of Golden Road. Mr. Farahi is a partner in FIC. Mr. Farahi holds a biochemistry degree from the University of California at Berkeley.

     BEN FARAHI has been Co-Chairman of the Board, Chief Financial Officer, Secretary, and Treasurer of the Company since its inception, and of Golden Road since June 1993. From 1973 until June 1993, Mr. Farahi was Secretary, Treasurer, and a Director of Golden Road in charge of financial planning and construction for the Company. Mr. Farahi is a partner in FIC. Mr. Farahi holds a mechanical engineering degree from the University of California at Berkeley and a M.B.A. degree in accounting from the California State University, Hayward.

     CRAIG F. SULLIVAN has been a member of the Board since 1998. Since March 1998, Mr. Sullivan has been President of Sullivan & Associates, Las Vegas, Nevada, a strategic and financial consulting firm geared to companies in the gaming industry. From April 1995 to March 1998, Mr. Sullivan served as Chief Financial Officer and Treasurer of Primadonna Resorts, Inc., and from 1990 to April 1995, Mr. Sullivan served as Treasurer of Aztar Corporation.

     RONALD R. ZIDECK has been a member of the Board since March 2000. From August 1981 to August 1997, he was Managing Partner for the Reno office of the national accounting firm of Grant Thornton, LLP and served on that firm's National Executive Committee. He also served on the Board of Directors at Harvey's Casino Resort from May 1997 to February 1999. He currently serves as a Board Member and Vice Chairman for the Utility Shareholder's Association of Nevada, as a Board Member of Saint Mary's Health Network, and on the Board of Directors of Innovative Gaming Corporation of America.



                                      5
     STEPHEN L. CAVALLARO is nominated to become a member of the Board upon vote by the shareholders at the 2001 Annual Meeting. Mr. Cavallaro is Chairman &
CEO of Cavallaro Consulting Group, Las Vegas, Nevada, a gaming oriented operational and marketing consulting firm. From September 1999 to March 2000, Mr. Cavallaro served as President and CEO of Travelscape.com and from January 1996 to September 1999, Mr. Cavallaro served as Chief Operating Officer of Harvey's Casino Resort in Las Vegas, Nevada. Prior to that, Mr. Cavallaro was the Senior Vice President and General Manager of the Hard Rock Hotel and
Casino in Las Vegas, Nevada. Mr. Cavallaro holds a M.B.A. degree from the University of Nevada, Las Vegas.

     The Company's Bylaws, as amended, currently provide for a staggered board of directors divided into two categories: Category A consisting of three directors and Category B consisting of three directors. Each director serves two-year terms. A staggered board of directors may have the effect of delaying or preventing a change of control of the Company. Executive officers serve at the pleasure of the Board.

CERTAIN OFFICERS OF SUBSIDIARY

     DARLYNE SULLIVAN, age 46, has been Vice President of Sales and Marketing and Assistant General Manager of Golden Road since June 1993. Mrs. Sullivan has held positions including Assistant General Manager/Director of Sales and Marketing, Reservations and Sales Manager, Front Desk Manager, Hotel Manager, and Assistant Hotel Manager for Golden Road from May 1977 through June 1993.

     RICHARD COOLEY, age 54, has been Vice President of Administration of Golden Road since March 2001. Mr. Cooley was Vice President of Operations of Golden Road from July 1995 through March 2001, he served as Vice President of Finance of Golden Road from June 1993 through July 1995, and served as Controller of Golden Road from March 1993 through March 1994. Mr. Cooley was President and General Manager of the Reno Ramada Hotel Casino from May 1988 to March 1993, and he was Chief Financial Officer and Assistant General Manager from 1981 to 1988. From July 1977 to June 1981, Mr. Cooley was Controller and Co-General Manager of the Shy Clown Casino in Reno. Mr. Cooley is a CPA licensed to practice in Nevada.

COMMITTEES OF THE BOARD

     The Board has four standing committees: the Audit Committee, the Compensation Committee, the 1993 Long Term Incentive Plan Committee (the "Incentive Plan Committee") and the 1993 Directors' Stock Option Plan Committee (the "Directors' Plan Committee").

     The Audit Committee, formerly comprised of Craig F. Sullivan and Frank A. Modica met once, and the Audit Committee comprised of Craig F. Sullivan and Ronald R. Zideck, met three times, during the fiscal year ended December 31, 2000. The Audit Committee is comprised exclusively of directors who are not salaried employees and a majority of whom are, in the opinion of the Board, free from any relationship which would interfere with the exercise of independent judgment as a committee member. The Audit Committee's function is to review reports of certified public accountants to the Company; to review Company financial practices, internal controls and policies with officers and key employees; to review such matters with the Company's auditors to determine scope of compliance and any deficiencies; to consider selection of independent



                                      6
public accountants; to review certain related party transactions; and to make periodic reports on such matters to the Board. As of June 14, 2000, the Audit Committee adopted an Audit Committee Charter, which has been amended effective June 7, 2001, and is attached as Appendix A to this proxy statement.

     The Compensation Committee, comprised of Craig F. Sullivan and Ronald R. Zideck, met once during the fiscal year ended December 31, 2000. The Compensation Committee's function is to review and make recommendations to the Board with respect to the salaries and bonuses of the Company's executive officers and to administer the 1993 Employee Stock Option Plan.

     The Incentive Plan Committee, comprised of Craig F. Sullivan and Ronald
R. Zideck, did not meet during the fiscal year ended December 31, 2000. The Incentive Plan Committee's function is to administer the 1993 Executive Long Term Incentive Plan (the "Incentive Plan") including determining such matters as the persons to whom awards shall be granted, the number of shares to be awarded, when the awards shall be granted, when the awards shall vest, and the terms and provisions of the instruments evidencing the awards, to interpret the Incentive Plan, and to notify the Board of all decisions concerning awards granted to Incentive Plan participants.

     The Directors' Plan Committee, comprised of John Farahi and Bob Farahi, did not meet during the fiscal year ended December 31, 2000. Neither John Farahi nor Bob Farahi is eligible to participate in the Directors' Plan. The Directors' Plan Committee's function is to administer the 1993 Directors' Stock Option Plan (the "Directors' Plan"). The Directors' Plan Committee has the authority to interpret the Directors' Plan and make all determinations necessary or advisable for its administration. All decisions of the Directors' Plan Committee are subject to approval by the Board.

     Each member of the Audit, Compensation, Incentive Plan, and Directors' Plan Committees of the Board attended at least 75% of the committee meetings held during the fiscal year ended December 31, 2000, except Frank Modica, who resigned from the Board in March 2000.

BOARD MEETINGS

     The Board held 4 meetings in the fiscal year ended December 31, 2000. John Farahi, Bob Farahi, Ben Farahi, Craig F. Sullivan, and Ronald R. Zideck each attended at least 75% of the meetings held.

COMPENSATION OF NON-EMPLOYEE DIRECTORS

     Annual fees of $25,000 are paid to directors who are not employees of the Company. Each non-employee director serving as the chairman of a committee of the Board receives an additional annual fee of $5,000 for each committee chaired. Each director may be reimbursed for certain expenses incurred in connection with attendance at Board and committee meetings. Certain non-employee directors have been granted options to purchase Common Stock under the Directors' Plan.

1993 Directors' Stock Option Plan.

     The Directors' Plan is designed to encourage non-employee directors to take a long-term view of the affairs of the Company, to attract and retain new superior non-employee directors and to aid in compensating non-employee

                                      7
directors for their services to the Company. The Company's non-employee directors for the year ended December 31, 2000 were Frank Modica (resigned March 2000), Ronald R. Zideck, and Craig F. Sullivan.

     The Directors' Plan is administered by the Directors' Plan Committee, consisting of not less than two directors of the Company selected by, and serving at the pleasure of, the Board. An eligible director, upon becoming a member of the Board of Directors, will receive an initial grant to purchase 2,400 shares of Common Stock ("Initial Director Grant"), plus an additional grant to purchase 650 shares of Common Stock for each committee chaired. Thereafter, immediately following the close of the annual stockholders' meeting, each eligible director will receive an annual option grant to purchase 2,400 shares of Common Stock ("Annual Director Grant") plus an additional grant to purchase 650 shares of Common Stock for each committee chaired. The Directors' Plan Committee may also recommend discretionary grants of options on terms deemed appropriate by the Committee, subject to the approval of the Board.

     The exercise price of all director option grants is 100% of the fair market value of the Common Stock on the date of grant. Initial Director Grants and Annual Director Grants may not be exercised until six months and one day after the date of the grant. All options granted under the Directors' Plan are non-qualified options, the tax treatment of which is determined under
Section 422 of the Internal Revenue Code of 1986, as amended.

     In 2000, Craig F. Sullivan received an Annual Director Grant of options to purchase 3,050 shares of Common Stock, and Ronald R. Zideck received an Initial Director Grant of options, in accordance with the plan, to purchase 3,050 shares of Common Stock and an Annual Director Grant of options to purchase 3,050 shares of Common Stock.

                      COMPENSATION OF EXECUTIVE OFFICERS

SUMMARY COMPENSATION TABLE

                                                         Annual Compensation
                                               ---------------------------------------
Name and                                                                  Other Annual
Principal Position                    Year     Salary($)     Bonus($)     Compensation
------------------------              ----     ---------     --------     ------------
John Farahi, Co-Chairman              2000      215,384         -0-            -0-
 of the Board                         1999      147,692         -0-            -0-
 and Chief Executive Officer          1998      180,000         -0-            -0-

Bob Farahi, Co-Chairman               2000      184,616         -0-            -0-
 of the Board and                     1999      115,385         -0-            -0-
 President                            1998      140,000         -0-            -0-

Ben Farahi, Co-Chairman               2000      170,769         -0-            -0-
 of the Board, Chief Financial        1999      138,139         -0-            -0-
 Officer, Secretary, and Treasurer    1998      163,423         -0-            -0-

Richard Cooley, Vice                  2000      130,000       20,000           -0-
 President-Administration of          1999      126,538       17,500           -0-
 Golden Road                          1998      113,846       22,500           -0-

Darlyne Sullivan, Vice                2000      130,000       20,000           -0-
 President-Marketing of               1999      119,615       18,500           -0-
 Golden Road                          1998      108,654       25,500           -0-

                                      8

                                               Long-Term Compensation
                                      --------------------------------------
                                              Awards               Payouts
                                      -----------------------     ----------
                                                    Securities
                                      Restricted    Underlying
Name and                                Stock        Options         LTIP      All Other
Principal Position           Year      Awards($)     SARs(#)      Payouts($)  Compensation($)<F1>
------------------------     ----     ----------    ----------    ----------  ------------
John Farahi, Co-             2000         -0-           -0-           -0-         11,940
 Chairman of the             1999         -0-           -0-           -0-         11,940
 Board and Chief             1998         -0-           -0-           -0-          5,441
 Executive Officer

Bob Farahi, Co-Chairman      2000         -0-           -0-           -0-         10,020
 of the Board and            1999         -0-           -0-           -0-         10,030
 President                   1998         -0-           -0-           -0-          3,335

Ben Farahi, Co-Chairman      2000         -0-           -0-           -0-         10,045
 of the Board, Chief         1999         -0-           -0-           -0-         10,050
 Financial Officer,          1998         -0-           -0-           -0-          7,517
 Secretary, and Treasurer

Richard Cooley, Vice         2000         -0-           -0-           -0-          1,500
 President-Administration    1999         -0-           -0-           -0-          1,440
 of Golden Road              1998         -0-           -0            -0-          1,363

Darlyne Sullivan, Vice       2000         -0-           -0-           -0-            375
 President-Marketing of      1999         -0-           -0-           -0-            743
 Golden Road                 1998         -0-           -0            -0-          1,342

<F1> Amounts for John Farahi, Bob Farahi, and Ben Farahi represent the lease value of automobiles paid for by the Company.  Amounts for Richard Cooley and Darlyne Sullivan represent the
     Company's contribution to 401(k) plans.


OPTION GRANTS IN 2000

                                Individual Grants                    Potential realizable
                    -----------------------------------------------   value at assumed
                     Number of    % of total                         annual rates of stock
                     securities    options                            price appreciation
                     underlying   granted to  Exercise                 for option term
                      options     employees    price    Expiration  ----------------------
Name                 granted(#)    in 2000     ($/Sh)      date         5%($)       10%($)
------------------- ------------- ---------- ---------- ----------- ---------- -----------
John Farahi              0          --  %     $  --         --       $  --       $  --
Bob Farahi               0          --           --         --          --          --
Ben Farahi               0          --           --         --          --          --
Richard Cooley           0          --           --         --          --          --
Darlyne Sullivan         0          --           --         --          --          --

---------------






                                      9
AGGREGATED OPTION EXERCISES IN 2000 AND FISCAL YEAR-END OPTION VALUES

                                            Number of securities
                                           underlying unexercised      Value of unexercised
                    Shares                    options at fiscal        in-the-money options
                  acquired on   Value            year end(#)           at fiscal year-end($)
Name              exercise(#) realized($) Exercisable/Unexercisable Exercisable/Unexercisable(1)
----------------- ----------- ----------- ------------------------- ----------------------------
John Farahi            0        $  --               0/0                  $     --/--
Bob Farahi             0           --               0/0                        --/--
Ben Farahi             0           --               0/0                        --/--
Richard Cooley         0           --               0/30,000                   --/56,250
Darlyne Sullivan       0           --          50,000/0                   118,750/--

---------------
(1) Represents the difference between the last reported sale price of the Common Stock reported on The Nasdaq Stock Market(SM) on December 31, 2000 and the exercise price of the options.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The Company's executive compensation is determined by the Compensation Committee of the Board. The Compensation Committee is composed of directors Craig F. Sullivan, Ronald R. Zideck, and Stephen L. Cavallaro none of whom has ever served as an employee or officer of the Company.

     NOTWITHSTANDING ANY STATEMENT TO THE CONTRARY SET FORTH IN ANY OF THE COMPANY'S PREVIOUS FILINGS UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, THAT MIGHT INCORPORATE FUTURE FILINGS, INCLUDING THIS PROXY STATEMENT, IN WHOLE OR IN PART, THE FOLLOWING COMPENSATION COMMITTEE AND INCENTIVE PLAN COMMITTEE REPORT ON EXECUTIVE COMPENSATION AND THE STOCK PERFORMANCE CHART PRESENTED SHALL NOT BE INCORPORATED BY REFERENCE INTO ANY SUCH FILINGS.

COMPENSATION COMMITTEE AND INCENTIVE PLAN COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The Compensation Committee and Incentive Plan Committee (collectively, the "Committees"), which are composed entirely of directors who have never served as executive officers of the Company, determine and administer the compensation of the Company's executive officers.

Compensation Philosophy

     The Committees seek to compensate the Company's executive officers in such a fashion that will attract and retain individuals who are responsible for the management, growth, and success of the Company. The Committees believe that executive compensation should be designed to reward those individuals for their services to the Company and encourage them to continue in its employ. The Committees' actions related to compensation of the Company's executive officers are submitted to the full Board of Directors for ratification and approval.





                                      10
     Although the Committees believe that the Company's overall financial performance is an important factor in the total compensation of the Company's executive officers, the Committees do not apply any specific quantitative formula in making compensation decisions. The Committees also recognize qualitative factors such as successful supervision of the Company's operations, development of corporate projects, promotion of the Company's corporate image, and participation in industry and community activities.

     The Committees also evaluate the total compensation of the Company's executive officers in light of the compensation practices and relative corporate financial performance of other companies in the gaming industry similar to the Company in terms of asset size and target market. The Committees' goal is that the base salaries for the Chief Executive Officer and other executive officers should be established at levels considered appropriate in light of the duties and scope of responsibilities of each officer's position. Salaries are reviewed annually and are warranted to reflect sustained individual officer performance. The Chief Executive Officer and other executive officers are also eligible to receive incentive compensation in the form of stock options under the Incentive Plan; however, no options were granted to executive officers during 2000.

     The Incentive Plan Committee recommends to the Board the persons to whom awards will be granted and in doing so, the Incentive Plan Committee considers the quantitative and qualitative factors and industry peer group comparisons discussed above. The number of options previously awarded to and held by executive officers is reviewed, but is not an important factor in determining the size of current option grants.

Chief Executive Officer Compensation

     Following the recommendation of the Compensation Committee, the Board has established the Chief Executive Officer's salary at $280,000. The Compensation Committee's recommendation was made on a subjective basis and did not bear a specific relationship to any particular measure of the Company's performance in 2000 or any prior period. In determining the Chief Executive Officer's salary, the Compensation Committee considered (a) the Chief Executive Officer's record of leadership and service to the Company since its inception, (b) the growth of the Company during the Chief Executive Officer's tenure, (c) the Chief Executive Officer's pivotal role in overseeing the day to day operations of the Company, and (d) the Chief Executive Officer's civic leadership in the Reno area.

                      2000 COMPENSATION COMMITTEE AND INCENTIVE PLAN COMMITTEE

                                       By: Craig F. Sullivan
                                           Ronald R. Zideck

AUDIT COMMITTEE REPORT

April 30, 2001

To the Board of Directors of Monarch Casino & Resort, Inc.:

     We have reviewed and discussed with management the Company's audited financial statements as of and for the year ended December 31, 2000.


                                      11
     We have discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended, by the Auditing Standards Board of the American Institute of Certified Public Accountants.

     We have received and reviewed the written disclosures and the letter from the independent auditors required by Independence Standard No. 1, Independence Discussions with Audit Committees, as amended, by the Independence Standards Board, and have discussed with the auditors the auditors' independence.

     Based on reviews and discussions referred to above, we recommend to the Board of Directors that the financial statements referred to above be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2000.

               By: Craig F. Sullivan              By: Ronald R. Zideck
               Audit Committee Chairman           Audit Committee Member

STOCK PERFORMANCE CHART

     The following chart reflects the cumulative total return (change in stock price plus reinvested dividends) of a $100 investment in the Company's Common Stock for the five year period from January 1, 1996 through December 31, 2000 in comparison to the Standard & Poor's 500 Composite Stock Index and an industry peer group index. The comparisons are not intended to forecast or be indicative of possible future performance of the Company's Common Stock.

                                            MONARCH CASINO & RESORT, INC.
                                                   Total Return
                                         January 1, 1996 - December 31, 2000
                                 Base
                                Period
                               12/31/95  12/31/96  12/31/97  12/31/98  12/31/99  12/31/00
                               --------  --------  --------  --------  --------  --------
Monarch Casino & Resort, Inc.   100.00     57.14    157.14    150.00    150.00    135.71
S&P 500 Index                   100.00    122.96    163.98    210.85    255.21    231.98
Self Determined Peer Group(1)   100.00    108.16     96.10     65.10     98.25    105.82

---------------
(1) The companies included in the peer group are as follows: Alliance Gaming Corp.; Argosy Gaming Corp.; Aztar Corp.; Bally Entertainment Corp. (Acquired by Hilton Hotels 1/1/97); Black Hawk Gaming & Development Corp.; Boomtown Inc. (Acquired by Hollywood Park Corporation 8/18/97); Caesars World, Inc. (Acquired by ITT Corporation); Casino Magic Corp. (Acquired by Hollywood Park Corporation 11/16/98); Gaming Corp. of America (Acquired by Grand Casinos, Inc.); Grand Casinos, Inc. (Merged with Park Place Entertainment 2/19/99); Griffin Gaming & Entertainment, Inc. (Acquired by Sun International Hotels, Ltd. 1/17/97); Harrah's Entertainment, Inc.; Hollywood Casino Corporation-Cl A; International Gaming Management, Inc. (No longer files with the SEC); Junum, Inc. (Formerly LS Capital Corporation); Lady Luck Gaming Corporation; Mandalay Resort Group (Formerly Circus Circus Entertainment); Mirage Resorts, Inc.; President Casinos, Inc.; Sands Regent; Santa Fe Gaming Corporation; Showboat, Inc. (Acquired by Harrah's Entertainment, Inc. 7/20/98); and Station Casinos, Inc.


                                      12
                CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

INDEMNIFICATION OF DIRECTORS AND OFFICERS

     Section 78.751 of Chapter 78 of the Nevada Revised Statutes ("NRS"),
Article IX of the Company's Articles of Incorporation, and Article VII of the Company's Bylaws contain provisions for indemnification of officers and directors of the Company. The Articles of Incorporation require the Company to indemnify such persons to the full extent permitted by Nevada law. Each person will be indemnified in any proceeding provided that such person's acts or omissions did not involve intentional misconduct, fraud or knowing violation of law, or the payment of dividends in violation of NRS 78.300. Indemnification would cover expenses, including attorneys' fees, judgments, fines, and amounts paid in settlement.

     The Company's Articles of Incorporation also provide that the Board may cause the Company to purchase and maintain insurance on behalf of any present or past director or officer insuring against any liability asserted against such person incurred in the capacity of director or officer or arising out of such status, whether or not the corporation would have the power to indemnify such person. The Company has obtained and maintains such insurance.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers, or persons controlling the Company pursuant to the foregoing provisions, the Company has been informed that in the opinion of the Securities and Exchange Commission (the "SEC") such indemnification is against public policy as expressed in the Securities Act of 1933 and is therefore unenforceable.

                                     ****

     The Company requires that the Audit Committee of the Board review certain related party transactions.

                        INDEPENDENT PUBLIC ACCOUNTANTS

     The Company's independent accountants, Arthur Andersen, LLP, have audited the Company's financial statements for the fiscal year ended December 31, 2000, and are expected to have a representative present at the annual meeting who will have the opportunity to make a statement if such representative desires to do so and is expected to be available to respond to appropriate questions. The audit fees paid to Arthur Andersen, LLP for the year ended December 31, 2000 totaled $35,000.

     As the Audit Committee has not made its formal recommendation to the Board, the Company has not yet formally engaged an independent public accountant to audit the Company's financial statements for the year ended December 31, 2001.

                     COMPLIANCE WITH SECTION 16(a) OF THE
                       SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than ten percent of a registered class of the Company's equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors,


                                      13
and stockholders holding more than 10% of the class of stock are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

     To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company and written representations that no other reports were required, during 2000 all reports as required under Section 16(a) filing requirements were filed as required.


                              VOTING PROCEDURES

     A majority of a quorum of stockholders present in person or represented by proxy voting "FOR" the election of the nominees to the Board is sufficient to approve the matters being voted on at the meeting. A quorum of stockholders exists when a majority of the stock issued and outstanding and entitled to vote at a meeting is present, in person, or represented by proxy, at the meeting. Abstentions are effectively treated as votes "AGAINST" a matter presented. Neither the Company's Articles of Incorporation, Bylaws, nor Nevada corporate statutes address the treatment and effect of abstentions and broker non-votes.

     The Company will appoint three inspectors of election to: determine the number of shares outstanding and the voting power of each, the shares represented at the meeting, the existence of a quorum, and the authenticity, validity, and effect of a proxy; receive votes, ballots, or consents; hear and determine all challenges and questions in any way arising in connection with the right to vote; count and tabulate all votes or consents; determine when the polls shall close; determine the results; and do any other acts which may be proper to conduct the election or vote with fairness to all stockholders.


                     2002 ANNUAL MEETING OF STOCKHOLDERS

     The next annual meeting of stockholders will be held on or about June 12, 2002. Stockholders desiring to present proper proposals at that meeting and to have their proposals included in the Company's Proxy Statement and form of proxy for that meeting must meet the eligibility and other criteria under Rule 14a-8 of the Securities Exchange Act of 1934 and must submit the proposal to the Company and such proposal must be received no later than January 18, 2002. Unless a stockholder proposal for the Company's 2002 Annual Meeting of Stockholders is submitted to the Company prior to March 15, 2002, management may use its discretionary voting authority to vote management proxies on the stockholder proposal without any discussion of the matter in the proxy statement.


                                OTHER BUSINESS

     The Board does not know of any other business which will be presented for action by the stockholders at this annual meeting. However, if any business other than that set forth in the Notice of Annual Meeting of Stockholders should be presented at the annual meeting, the proxy committee named in the enclosed proxy intends to take such action as will be in harmony with the policies of the Board and in that connection will use their discretion and vote all proxies in accordance with their judgment.

                                      14
     The Company's 2000 Annual Report to Stockholders, including financial statements for the year ended December 31, 2000, accompanies these proxy materials, which are being mailed on or about May 11, 2001 to all stockholders of record of the Company as of May 4, 2001.

                                       By order of the Board,


                                       /s/Ben Farahi
                                       Ben Farahi
                                       Secretary


DATED:  April 30, 2001



          OUR ANNUAL REPORT ON SEC FORM 10-K, INCLUDING THE FINANCIAL STATEMENTS AND THE SCHEDULES THERETO, FOR THE 12 MONTHS ENDED DECEMBER 31, 2000, WILL BE FURNISHED WITHOUT CHARGE TO ANY BENEFICIAL OWNER OF SECURITIES ENTITLED TO VOTE AT THIS ANNUAL MEETING. TO OBTAIN A COPY OF THE FORM 10-K, WRITTEN REQUEST MUST BE MADE TO MONARCH CASINO & RESORT, INC. AND THE REQUESTING PERSON MUST REPRESENT IN WRITING THAT SUCH PERSON WAS A BENEFICIAL OWNER OF OUR SECURITIES AS OF MAY 4, 2001.

          REQUESTS SHOULD BE ADDRESSED TO:

               Monarch Casino & Resort, Inc.
               Attention:  Ben Farahi, Secretary
               1175 W. Moana Lane, Suite 200
               Reno, Nevada 89509























                                      15
                        MONARCH CASINO & RESORT, INC.
           PROXY FOR ANNUAL MEETING OF STOCKHOLDERS, JUNE 6, 2001
                           SOLICITED BY THE BOARD

     The undersigned stockholder of Monarch Casino & Resort, Inc. (the "Company") hereby acknowledges receipt of the Notice of Meeting of Stockholders, Proxy Statement, and Annual Report to Stockholders in connection with the Annual Meeting of Stockholders of the Company to be held at the Atlantis Casino Resort, Reno, Nevada, on Wednesday, June 6, 2001, at 10:00 o'clock in the morning, local time, and hereby appoints John Farahi and Bob Farahi, and each or any of them, proxies, with power of substitution, to attend and to vote all shares the undersigned would be entitled to vote if personally present at said annual meeting and at any adjournment thereof. The proxies are instructed to vote as follows:

                        (To be signed on reverse side)









































                                      16
[X]  Please mark your votes as in this example.

(1)  Election of Directors:     FOR     WITHHELD
                                [  ]       [  ]

     NOMINEES:  Bob Farahi, Ben Farahi, Ronald R. Zideck, for two-year terms, and Stephen L. Cavallaro for a one-year term.

     (INSTRUCTION: to withhold authority to vote for any individual nominee, write that nominee's name on the space provided below):

     __________________________________

(2) In their discretion, act upon such other matters as may properly come before this meeting.

          FOR [  ]     AGAINST [  ]     WITHHELD [  ]

The shares represented by this proxy will be voted as specified. If no specification is made, the shares represented by this proxy will be voted in favor of all nominees listed and in the discretion of the proxies on other matters that may properly come before the annual meeting.


SIGNATURE(S)__________________________ DATE_____________________

NOTE: PLEASE SIGN PROXY EXACTLY AS YOUR NAME APPEARS. Date the Proxy in the space provided. If shares are held in the name of two or more persons, all must sign. When signing as attorney, executor, administrator, trustee, or guardian, give full title as such. If signer is a corporation, sign full corporate name by duly authorized officer.


























                                      17
                                  APPENDIX A

                     FIRST AMENDED AUDIT COMMITTEE CHARTER
                         MONARCH CASINO & RESORT, INC.
                          (Effective June 7, 2001)

Purpose

     There shall be an Audit Committee of the Board of Directors of Monarch Casino & Resort, Inc., a Nevada corporation (the "Company") which is designated by and reports to the Board of Directors ("the Board").

     The Committee shall have responsibility to oversee the Company's management, internal audit, and independent public accountants in regard to corporate accounting, financial reporting, and systems of internal control established by management. The Committee has the authority to conduct any investigations it deems appropriate, with full access to all books and records, facilities, personnel, and outside advisors of the Company.

Organization

     The Committee shall consist of at least three Directors. Each Director appointed to the Committee shall:

     a) Not be disqualified from being an "independent director" within the meaning of Rule 4002 of the NASD Manual, and shall have no relationship with the Company which, in the opinion of the Board, would interfere with the exercise of independent judgment; and

     b) Be able to read and understand fundamental financial statements, including the Company's balance sheet, income statement, and cash flow statement. If a Director is not capable of understanding such fundamental financial statements, he or she must become able to do so within a reasonable period of time after appointment to the Committee.

     At least one member of the Committee shall have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the director's financial sophistication.

Responsibilities

     The Committee recognizes that the preparation of the Company's financial statements and other financial information is the responsibility of the Company's management and that the auditing, or conducting of limited reviews, of those financial statements and other financial information is the responsibility of the Company's independent public accountants. The Committee's responsibility is to oversee the financial reporting process.

     The Company's management, and its independent public accountants, in the exercise of their responsibilities, acquire greater knowledge and more detailed information about the Company and its financial affairs than the members of the Committee. Consequently, the Committee is not responsible for providing any expert or other special assurance as to the Company's financial



                                      A-1
Audit Committee Charter
Page 2 of 2

statements and other financial information or any professional certification as to the outside auditor's work, including, without limitation, their reports on and limited reviews of, the Company's financial statements and other financial information.

     In carrying out its oversight responsibilities, the Committee shall:

     a) Review and reassess the adequacy of the Audit Committee Charter annually;

     b) Require that the independent public accountants provide the Committee with a formal written statement delineating all relationships between the independent public accountants and the Company, consistent with Independence Standards Board Standard No. 1, and discuss with the independent public accountants their independence;

     c) Actively engage in a dialogue with the outside auditors regarding any disclosed relationships or services that may impact their objectivity and independence;

     d) Take, or recommend that the full Board take, appropriate action to oversee the independence of the independent public accountants;

     e) Review and consider the matters identified in Statement on Auditing Standards No. 61 with the independent public accountants and management;

     f) Beginning with the audited financial statements of the Company for the fiscal year ending December 31, 2000, review and discuss the Company's audited financial statements that are to be included in the Company's Annual Report on Form 10-K with the independent public accountants and management and determine whether to recommend to the Board of Directors that the financial statements be included in the Company's Annual Report on Form 10-K for filing with the Securities and Exchange Commission; and

     g) Review, or the Committee's Chairperson shall review, any matters identified by the independent public accountants pursuant to Statement on Auditing Standards No. 71 regarding the Company's interim financial statements filed by the Company in the Quarterly Report on Form 10-Q.

     The independent public accountants ultimately are accountable to the Board and the Committee, as representatives of the shareholders. The Board and the Committee have ultimate authority and responsibility to select, evaluate, and, where appropriate, replace the independent public accountants, and, if applicable, to nominate the independent public accountants to be proposed for approval by the shareholders in any proxy statement.









                                      A-2